Exhibit 99.1

                           JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, the undersigned agree to a joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares and the warrants to purchase shares of the common stock, par value $0.01 per share, of BiznessOnline.com, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.



                                    MCG CAPITAL CORPORATION


                              By:   /s/ Samuel G. Rubenstein
                                    ------------------------------------
                                    Name:   Samuel G. Rubenstein
                                    Title:  Attorney-in-Fact


Dated: June 28, 2001


                                    MCG FINANCE CORPORATION

                              By:   /s/ Samuel G. Rubenstein
                                    ------------------------------------
                                    Name:   Samuel G. Rubenstein
                                    Title:  Attorney-in-Fact


Dated: June 28, 2001

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that MCG Capital Corporation, whose signature appears below, constitutes and appoints Samuel G. Rubenstein as attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Section 13(d) and 16 of the Securities Exchange Act of 1934, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.


                              MCG CAPITAL CORPORATION



                              By:   /s/ Steven F. Tunney
                                    ----------------------------------------
                                    Name:  Steven F. Tunney
                                    Title: President, Chief Operating
                                           Officer and Treasurer

                                    Date:  June 28, 2001

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that MCG Finance Corporation, whose signature appears below, constitutes and appoints Samuel G. Rubenstein as attorney-in-fact and agent for the undersigned solely for the purpose of executing reports required under Section 13(d) and 16 of the Securities Exchange Act of 1934, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.


                              MCG FINANCE CORPORATION

                              By:   /s/ Steven F. Tunney
                                    ----------------------------------------
                                    Name:  Steven F. Tunney
                                    Title: President, Chief Operating
                                           Officer and Treasurer

                                    Date:  June 28, 2001